EXHIBIT (l)


                             JOINT FILING AGREEMENT





                                                           PAGE 195 OF 198 PAGES

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                             JOINT FILING AGREEMENT

The undersigned hereby agree that the Statement on Schedule 13D dated September 9, 1997 with respect to the shares of common stock, Class A $0.10 par value, of Figgie International Inc. and any further amendments thereto executed by each or any of us shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended.

This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.



Date:  September 9, 1997            AMERICAN OPPORTUNITY TRUST PLC

                                            By:  J O Hambro & Partners Limited,
                                                 Its investment advisor

                                            By:  /s/ R.C.O. Hellyer
                                               ---------------------------------
                                            Name: R.C.O. Hellyer
                                            Title:   Director




Date:  September 9, 1997            NORTH ATLANTIC SMALLER COMPANIES
                                    INVESTMENT TRUST PLC

                                            By:  J O Hambro & Partners Limited,
                                                 Its investment advisor

                                            By:  /s/ R.C.O. Hellyer
                                               ---------------------------------
                                            Name: R.C.O. Hellyer
                                            Title:   Director









Date:  September 9, 1997            J O HAMBRO & PARTNERS LIMITED


                                            By:    /s/ R.C.O. Hellyer
                                               ---------------------------------
                                            Name:  R.C.O. Hellyer
                                            Title: Director



                                                           PAGE 196 OF 198 PAGES

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Date:  September 9, 1997            J O HAMBRO & COMPANY LIMITED


                                            By:    /s/ R.C.O. Hellyer
                                               ---------------------------------
                                            Name:  R.C.O. Hellyer
                                            Title: Director








Date:  September 9, 1997            J O HAMBRO ASSET MANAGEMENT LIMITED


                                            By:   /s/ R.C.O. Hellyer
                                               ---------------------------------
                                            Name: R.C.O. Hellyer
                                            Title:   Director



                                                           PAGE 197 OF 198 PAGES


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Date:  September 9, 1997        GROWTH FINANCIAL SERVICES LIMITED
                                (formerly GROWTH INVESTMENT MANAGEMENT LIMITED)


                                            By:    /s/ Christopher H. B. Mills
                                               ---------------------------------
                                            Name: C. H. B. Mills
                                            Title:   Director




Date:  September 9, 1997         ORYX INTERNATIONAL GROWTH FUND  LIMITED

                                            By:   J O Hambro & Partners Limited,
                                               ---------------------------------
                                                   Its investment advisor


                                            By:    /s/ R.C.O. Hellyer
                                               ---------------------------------
                                            Name: R.C.O. Hellyer
                                            Title:   Director




Date:  September 9, 1997            CONSULTA (CHANNEL ISLANDS) LTD


                                            By:    /s/ Peter A. Heaps
                                               ---------------------------------
                                            Name: Peter A. Heaps
                                            Title:   Director




Date:  September 9, 1997            CHRISTOPHER MILLS


                                            /s/ Christopher Mills
                                           -------------------------------------






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